UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant:	☐
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

PHARMA-BIO SERV, INC.
Industrial Zone, Street No. 1,
Lot No. 14, Higuillar Ward
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 18, 2008

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc (the “Company”) will be held on August 18, 2008, at 1:00 p.m. local time at the offices of the Company located at Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico, 00646 for the following purposes:

(1)	The election of five directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)	To ratify the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2008; and

(3)	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The board of directors has fixed the close of business on July 11, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2007 is being mailed with this proxy statement.

By order of the Board of Directors

/s/ Nélida Plaza
Secretary

Dorado, Puerto Rico
August 7, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD OR SUBMIT THE PROXY CARD VIA FACSIMILE TO 787-278-0030. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING OR FAXING TO OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.
Industrial Zone, Street No. 1,
Lot No. 14, Higuillar Ward
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on August 18, 2008

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2008 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on August 18, 2008, at 1:00 p.m. at the offices of the Company located at Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico, 00646. The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is August 8, 2008. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the ‘‘Company,’’ ‘‘we,’’ ‘‘our’’ or ‘‘us.”

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on July 11, 2008, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 20,751,215 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Under applicable rules governing brokers who represent shares held in street name, brokers have the authority to vote those shares on routine matters, but not on non-routine matters. Routine matters include the election of directors (Proposal One) and ratification of our independent certified public accountants (Proposal Two). Accordingly, broker non-votes will not affect Proposals One and Two. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 - the election of each of the nominees to the Board named herein, and “FOR” Proposal 2 - the ratification of Horwath Velez & Co. PSC as our independent certified public accountants. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

To vote shares of the Company that you own or over which you have voting control as of the July 11, 2008, you may cast your vote in person at the Annual Meeting or by proxy. You may cast your vote by proxy by mail or by fax.

By Mail or Fax

1.  Complete the proxy card indicating your vote with respect to the three proposals listed in the proxy card.

2.  Sign and print your name and the date where indicated on the proxy card. Insert the completed proxy card into the enclosed self-addressed, postage-paid return envelope and seal and mail the return envelope OR submit the proxy card by facsimile by faxing the completed card to (787) 278-0030. Make certain that you complete the proxy card before putting it into the return envelope or faxing it to (787) 287-0030. If the proxy card is not properly filled out, it will be null and void. If you vote by mail or fax, your proxy card must be received by August 18, 2007, at 1:00 p.m. local time.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive office, located at Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico 00646 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Nelida Plaza, the Corporate Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

ELECTION OF DIRECTORS

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders or until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the board. The size of the board for the ensuing year is five directors. Our board of directors is recommending that the five incumbent directors named below be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Mr. Perlysky was elected at director at the time of our organization in 2004. The other directors were elected in January 2006 in connection with our acquisition of Pharma-Bio Serv PR, Inc. (“Pharma-PR”), formerly Plaza Consulting Group, Inc.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Position with Us	Director Since
Elizabeth Plaza	44	President, chairman of the board and director	2006
Kirk Michel[1,2]	53	Director	2006
Dov Perlysky[2]	45	Director	2004
Howard Spindel[1]	63	Director	2006
Irving Wiesen[1,2]	52	Director	2006
______________________
[1]	Member of the Audit and Compensation Committees.
[2]	Member of the Mergers and Acquisition Committee.

Elizabeth Plaza has been president and a director of Pharma-PR since 1997, when the Company was incorporated after operating as a sole proprietorship since 1993, and she has been our president and chief executive officer since January 25, 2006. Ms. Plaza holds a B.S. in Pharmaceutical Sciences, magna cum laude, from the School of Pharmacy of the University of Puerto Rico. She was a 40 under 40 Caribbean Business Award recipient in 2002, the 2003 recipient of Ernst & Young’s Entrepreneur of the Year Award in Health Science, one of the 2003 recipients of the Puerto Rico Powerful Business Women Award, elected as Puerto Rico Manufacturers Association 2004 (Metropolitan-West Region) Executive of the Year and Puerto Rico 2008 Executive of the Year. Ms. Plaza is a licensed pharmacist.

Kirk Michel, a director since January 25, 2006, has been a managing director of KEMA Advisors, Inc., a boutique financial advisory firm located in Hillsborough, North Carolina since 2002. KEMA Advisors provides financial advisory services to middle market companies and governmental agencies. From 1995 to 2002, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Dov Perlysky has served as a director since our formation on January 14, 2005 and has been the managing member of Nesher, LLC a private investment firm since 2000. Mr. Perlysky served as our president from January 14, 2004 through January 25, 2006, when he resigned in connection with the reverse acquisition of Pharma-Bio Serv PR, Inc. At that time, Mr. Perlysky became a consultant to us until January 27, 2007. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991. Mr. Perlysky is a director of Engex, Inc., a closed-end mutual fund and a director for Highlands State Bank.

Howard Spindel, a director since January 25, 2006 and the chairman of our Audit Committee, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Engex, Inc., a closed-end mutual fund. Mr. Spindel received a B.S. in accounting from Hunter College.

Irving Wiesen, a director since January 25, 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for more than twenty-five years. For more than the past five years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Elizabeth Plaza and Nélida Plaza, our vice president and secretary, are sisters. There is no other family relationship among our officers and directors.

Vote Required

The five nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Stockholders do not have the right to cumulate their votes for directors.

The board of directors recommends a vote FOR the nominees listed above.

Directors’ Compensation

We have not yet paid any cash fees to our directors; however, we recently approved a plan to nominally compensate our directors for their attendance at various meetings. Effective as of May 6, 2008, non-employee directors will receive (1) $1,000 for attendance at each meeting of the Board of Directors and (ii) $500 for attendance at each Committee meeting. Pursuant to our 2005 Long Term Incentive Plan, as amended (“Plan”), each independent director receives an option to purchase 25,000 shares of the Company’s common stock on the date of his or her election, and, on the first trading day of January in each year thereafter, the independent director receives an option to purchase 10,000 shares of the Company’s common stock. Prior to April 2007, the automatic option grant to each independent director had been 5,000 options per year. Mr. Michel, Spindel and Wiesen are considered “independent directors.”

The following table sets forth information concerning the compensation of independent directors for the year ended October 31, 2007.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Kirk Michel	—	$7,325	$7,325
Howard Spindel	—	$7,325	$7,325
Irving Wiesen	—	$7,325	$7,325

(1)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2007 for option grants that were made to directors as determined pursuant to FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note J - Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2007, included in our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2007. During the year ended October 31, 2007, each independent director was granted options to purchase 10,000 shares of common stock.

The option grants represent automatic option grants under the Plan of 5,000 shares at an exercise price of $0.75 per share which each independent director received on January 2, 2007 and an option grant of 5,000 shares on April 19, 2007 at an exercise price of $0.65 per share, which was approved by the Company’s shareholders at its Annual Meeting of Shareholders held on April 19, 2007. These options have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares subject to the option six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

Board Meetings and Committees; Annual Meeting Attendance

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2007 (“fiscal 2007”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. In also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2007, the Board of Directors held four regular meetings, no special meetings or actions by written consent were made. During fiscal 2007, all directors attended to all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting, Last year, two of our directors attended our annual meeting.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 4200 (“Nasdaq Rules”) (even though the Company’s securities are not traded on the Nasdaq market) and the Exchange Act: Kirk Michel, Howard Spindel and Irving Wiesen.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and Mergers and Acquisition Committee. At this time, we do not have a separately designated standing Nominating Committee. At such time as we expand our Board to include additional independent directors, we intend on establishing a separate Nominating Committee. Based on our small size, early development stage and limited financial and human resources, we did not believe that creating an Nominating Committee separate and distinct from our full Board would be cost-effective at this time.

Audit Committee

As of July 30, 2008, the members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company’s internal controls. The Audit Committee met five times during fiscal 2007.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our board of directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is attached to this proxy statement as Appendix A.

Compensation Committee

As of July 30, 2008, the members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules.  The responsibilities and duties of the Compensation Committee consist of but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our executives. The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee met four times during fiscal 2007. A copy of the Compensation Committee’s current charter is attached to our proxy statement as Appendix B.

Mergers and Acquisitions Committee

As of July 30, 2008, the members of the Mergers and Acquisitions Committee are Dov Perlsysky, Kirk Michel and Irving Wiesen. Mr. Michel and Mr. Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) review and provide guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assist management in the assessment of potential transactions, and (3) advise management and the Board in the selection and use of financial, legal and other advisors. The Mergers and Acquisition Committee met five times during fiscal 2007.

Nominating Committee

As of July 30, 2008, the members of the Nominating Committee are Dov Perlysky, Chairman, Elizabeth Plaza and Irving Wiesen. We have not adopted a written charter for this committee at the present time. If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates.

Recommendations by the Nominating Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company’s securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Company’s interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating Committee considers candidates for Board membership, including those suggested by shareholders applying the same criteria to all candidates. We intend on adopting a shareholder nomination policy in the near future.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Ms. Nélida Plaza, Secretary, c/o Pharma-Bio Serv, Inc., 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico, 00646. Ms. Plaza will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

•
in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

•
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

•
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2009 Annual Meeting should provide the information required not later than May 4, 2009.

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s selection of Horwath Velez & Co. PSC (“Horwath”) as our independent certified public accountants for the year ending October 31, 2008. If the stockholders do not ratify the appointment of Horwath, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Horwath as our independent public accountants on September 25, 2006 and it audited the Company’s consolidated financial statements for the fiscal years ended October 31, 2007 and 2006. Representatives of Horwath are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Kevane Soto Pasarell Grant Thornton LLP (“Kevane”) served as our independent auditor for the period ended July 31, 2006. On July 28, 2006, Kevane advised us that it is resigning as our independent accounting firm as of the completion of the interim review for the third quarter ended July 31, 2006. Kevane was the independent accountant for Pharma-PR for the fiscal years ended October 31, 2005 and 2004. Kevane’s report for these periods did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Pharma-PR was acquired by the Company on January 25, 2006.

During the fiscal years ended October 31, 2005 and 2004 (for Pharma-PR) and any subsequent interim periods (for the Company) through July 31, 2006 through the date of its resignation, there were no disagreements with Kevane on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kevane, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Principal Accountant Fees and Services

We were billed by Horwath in 2007 and Kevane in 2006 as follows:

Description of services:	Fiscal 2007	Fiscal 2006
Audit fees	$39,900	$22,427
Audit related fees	24,624	18,971
Tax fees	—	830
All other fees	5,295	40,144
	$69,819	$82,372

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Horwath and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Horwath during fiscal 2007.

The Audit Committee has considered the nature and amount of the fees billed by Horwath, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Horwath’s independence.

Vote Required

The proposal to approve the selection of Horwath Velez & Co. PSC as our independent accountant requires the affirmative vote of a majority of the shares of Company’s common stock present, in person or by proxy, at the Annual Meeting.

The board of directors recommends a vote FOR the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Horwath as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2. The Audit Committee has discussed with Horwath, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3. The Audit Committee has also received the written disclosures and the letter from Horwath required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees” as adopted by the PCAOB in Rule 3600T and the Audit Committee has discussed the independence of Horwath with that firm.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2007, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

BENEFICIAL OWNERSHIP OF SECURITIES
AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of July 11, 2008 by:

•	each director;

•	each officer named in the summary compensation table (“Named Executive Officers”);

•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

•	all directors and Named Executive Officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., Industrial Zone, Lot 14, Barrio Higuillar, Dorado, Puerto Rico 00646.
Name	Shares of Common Stock Beneficially Owned at July 11, 2008	Percentage
Directors and Named Executive Officers
Elizabeth Plaza(1)	6,687,115	32.23%
Dov Perlysky(2)	2,328,393	11.01%
Kirk Michel(3)	548,406	2.62%
Howard Spindel(4)	37,500	*
Irving Wiesen(4)	37,500	*
Nelida Plaza(4)	31,361	*
All Directors and Named Executive Officers as a group (six persons) (5)	9,670,275	45.07%
5% or Greater Shareholders Venturetek, L.P.(6)	4,697,990	21.05%
San Juan Holdings, Inc.(7)	4,686,443	20.23%
Barron Partners LP(8)	3,899,174	17.63%
Pentland USA, Inc.(9)	1,532,719	7.21%
Fame Associates(10)	1,532,719	7.21%
________________
*	Less than 1%.

(1)
Includes 1,616,667 shares owned by Ms. Plaza directly and 5,070,448 shares subject to a voting proxy in favor of Ms. Plaza. In conjunction with certification as a minority controlled business, Ms. Plaza received irrevocable proxies (“Voting Proxies”) to vote an aggregate of 5,070,448 shares of the Company’s common stock from Venturetek LP, Krovim, LLC and LDP Family Partnership. These Voting Proxies are effective until July 1, 2009, unless the business certification expires sooner.

(2)
The shares of common stock beneficially owned by Mr. Perlysky include (i) 1,164,554 shares of common stock owned by Krovim, LLC, (ii) 772,791 shares owned by LDP Family Partnership and 386,048 shares issuable upon exercise of warrants held by the LDP Family Partnership (iii) options issued to Mr. Perlysky to purchase 5,000 shares of common stock, which are vested as of July 11, 2008. Elizabeth Plaza exercises voting power over the shares owned by Krovim pursuant to a Voting Proxy and Mr. Perlysky as the manager of Nesher, LLC, which is the manager of Krovim, may be deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Elizabeth Plaza exercises voting power over the shares owned by the LDP Family Partnership pursuant to a Voting Proxy and Mr. Perlysky’s wife, the general partner of LDP Family Partnership, is deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial ownership in the securities owned by his wife.

(3)
The shares of common stock beneficially owned by Mr. Michel consist of 37,500 shares of common stock issuable upon exercise of options, which are vested as of July 11, 2008, 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director, and 170,200 shares issuable upon exercise of warrants held by KEMA Advisors.

(4)	The shares of common stock owned by each of Ms. Nelida Plaza, Mr. Spindel and Mr. Wiesen represent shares issuable upon exercise of options, which are vested as of July 11, 2008.

(5)	Includes 148,861 shares issuable upon the exercise of options, which are vested as of July 11, 2008 and 170,200 shares issuable upon exercise of warrants.

(6)
This information was obtained from a Schedule 13D filed by Venturetek, L.P. (“Venturetek”) on July 10, 2008. Includes 1,565,058 shares issuable upon currently exercisable warrants. Mr. David Selengut, the manager of TaurusMax LLC, which is the general partner of Venturetek has sole dispositive power and Elizabeth Plaza has sole voting power over these shares pursuant to a Voting Proxy. The shares beneficially owned by Venturetek do not include 200 shares of common stock held by Mr. Selengut and 200 shares held by Mr. Selengut’s wife. Mr. Selengut disclaims beneficial ownership of the shares held by his wife. The mailing address for Venturetek, L.P. is 370 Lexington Avenue, New York, NY 10017.

(7)
This information was obtained from a Schedule 13D filed by San Juan Holdings, Inc. on July 11, 2008. Includes 2,417,315 shares of common stock issuable upon exercise of warrants. Messrs. Ramon Dominguez and Addison M. Levi III have voting and dispositive power over these shares. The mailing address for San Juan Holdings, Inc. is 255 Ponce de Leon Ave., Hato Rey, PR 00917.

(8)
This information was obtained from a Form 4 filed by Baron Partners on March 27, 2007. Includes 1,361,600 shares issuable upon exercise of currently exercisable warrants. Mr. Andrew B. Worden, president of the general partner of Barron Partners, has sole voting and dispositive power over these shares. The mailing address for Barron Partners LP is 730 Fifth Avenue, New York, NY 10019.

(9)	This information was obtained from a Schedule 13D filed by Pentland USA, Inc. on May 15, 2006. Includes 510,600 shares issuable upon exercise of currently exercisable warrants.

(10)	This information was obtained from a Schedule 13D filed by Fame Associates on May 17, 2006. Includes 510,600 shares issuable upon exercise of currently exercisable warrants.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Elizabeth Plaza	44	President, chairman of the board and director
Nélida Plaza	40	Vice president and secretary
Pedro J. Lasanta	48	Chief financial officer and vice president - finance and administration

Information concerning Elizabeth Plaza is set forth under “Election of Directors.”

Nélida Plaza has been vice president of operations of Plaza since January 2004 and has been our vice president and secretary since January 25, 2006. In July 2000, Ms. Plaza joined Pharma-Bio Serv PR, Inc. as a project management consultant. Prior thereto, she was a unit operations leader and safety manager at E.I. Dupont De Nemours where she was involved with the development, support and audit of environmental, safety and occupational health programs. Ms. Plaza holds a M.S. in Environmental Management from the University of Houston in Clear Lake and a B.S. in Chemical Engineering from the University of Puerto Rico. Nélida Plaza was recognized by Casiano Communications as one of the 40 under 40 distinguished executives in Puerto Rico.

Pedro J. Lasanta has been our chief financial officer and vice president - finance and administration since November 2007. Mr. Lasanta is a certified public accountant. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico.

Elizabeth Plaza and Nélida Plaza are sisters. There is no other family relationship among our officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the following officers, directors and 10% stockholders were late in filing a Form 3 or 4 during 2007: Howard Spindel, Irving Wiesen and Kirk Michel did not timely file Form 4s reporting an automatic grant of options under the Company’s 2005 Plan for transactions that occurred on January 3, 2007. The Form 4’s were filed by these persons on January 9, 2007. Dov Perlysky did not timely file a Form 4 for one transaction that occurred on December 19, 2006. The Form 4 was subsequently filed on January 28, 2007. Barron Partners, L.P. (“Barron”) and Kirk Michel each failed to timely file a Form 4 to report the issuance of the Company’s common stock as liquidated damages in January 2007 pursuant to the terms of the securities purchase agreement dated January 25, 2006. Mr. Michel and Barron each filed Form 4’s reporting these transactions on February 1, 2007 and February 8, 2007, respectively.

Code of Ethics

We have adopted a Code of Ethics that applies to all its senior management and directors.

Executive Compensation

SUMMARY COMPENSATION TABLE

Set forth below is information for our chief executive officer and the only other officer whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2007 and 2006.

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards ($)(1)	All Other Compensation	Total
Elizabeth Plaza, President and Chief Executive Officer	2007	$250,000	—	$—	$24,828	$274,828
	2006	173,378	—	—	34,423	207,801
Nélida Plaza, Vice President	2007	150,000	—	6,481	11,592	168,073
	2006	130,120	—	—	17,094	147,214

(1)
Amount shown do not reflect compensation received by the officers. Instead, the amounts shown are the compensation costs recognized by us for option grants as determined upon our adoption of FAS 123R in Fiscal 2007.

Prior to the reverse acquisition, Pharma-PR, which was then wholly owned by Elizabeth Plaza, had granted Nélida Plaza an option to purchase 500 shares of its common stock at an exercise price of $138.19 per share. At the consummation of the reverse merger in January 2006, we granted Ms. Nélida Plaza options to purchase 131,455 shares of common stock at an exercise price of $0.7344 per share, the fair market value on the date of grant, of which an option to purchase 94,083 shares of our common stock was issued to replace options granted prior to the reverse acquisition.

No bonuses were paid to any of the officers and no stock or other equity compensation was provided to any of the officers during the years ended October 31, 2007 and 2006.

Other compensation for Elizabeth Plaza in fiscal year 2007 and 2006 includes Ms. Plaza’s automobile allowance pursuant her employment agreement. In addition, in fiscal year 2006, other compensation also includes personal expenses incurred prior to January 25, 2006 when she was the sole stockholder of Pharma-PR.

Other compensation paid to Nélida Plaza includes the following:

	Years Ended October 31,
Description	2007	2006
Housing	$—	$4,428
Life insurance	—	2,005
Automobile allowance, including lease payment	11,592	10,660
	$11,592	$17,093

Payments for housing and life insurance were discontinued after December 31, 2005.

Prior to the reverse acquisition, Pharma-PR was taxed as a Subchapter N corporation under the Puerto Rico tax law, which is similar to treatment as an S Corporation under the Internal Revenue Code. As a result, Elizabeth Plaza was taxed on Pharma-PR’s income. Up to December 2005, we did not pay Elizabeth Plaza any salary. We made distributions to Ms. Plaza in the amount of $834,000 for the year ended October 31, 2006 and approximately $8.0 million for the year ended October 31, 2005.

As a result of our acquisition of Pharma-PR, Pharma-PR’s status as a Subchapter N corporation terminated on January 25, 2006, the date of our acquisition of Pharma-PR. Ms. Plaza is responsible for any taxes which are payable as a result of the Pharma-PR’s loss of its Subchapter N status under the Puerto Rico tax laws. However, we, and not Ms. Plaza, are responsible for any taxes on the Pharma-PR’s taxable income during the period from the December 1, 2005 to January 24, 2006, which amounted to $125,227, and was paid on June 15, 2006.

Outstanding Equity Awards at Fiscal Year-End Table

The following Outstanding Equity Awards at fiscal year end table summarizes the holdings held by our Named Executive Officers as of October 31, 2007.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Elizabeth Plaza			—
Nelida Plaza(1)		94,083	$0.7344	1/27/2011
		37,372	$0.7344	1/27/2011

(1) Nelida Plaza received these options in connection with the reverse merger with Pharma-PR on January 27, 2006 (“grant date”). Options to purchase 94,083 shares vest as to one-third of the shares subject to the option in the second, third and fourth anniversaries from grant date. Options to purchase 37,372 shares vest as to one-third of the shares subject to the option thirty-six, forty-eight and fifty-four months from grant date.

Employment Agreements

On January 25, 2006, we entered into employment agreements with Elizabeth Plaza and Nélida Plaza. Our agreement with Elizabeth Plaza, recently extended to January 1, 2010, provides that Ms. Plaza will serve as our president and chief executive officer for which she will receive a salary at the annual rate of $250,000. The Company will also provide Ms. Plaza with an automobile allowance at the annual rate of $24,828, discretionary bonuses and stock options or other equity-based incentives as shall be determined by our compensation committee, except that her bonus shall not be less than 4% or more than 50% of her salary. If we terminate Ms. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. Plaza the balance of her compensation for her employment terms and her consulting term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since the bonus is discretionary, with a minimum bonus of 4% of Ms. Plaza’s salary, unless the Compensation Committee shall have provided for a greater bonus prior to the termination of Ms. Plaza’s employment without cause, Ms. Plaza would not be entitled to a bonus greater than $10,000, which is 4% of $250,000, the amount of the bonus to be based on the remaining employment term. Upon termination of the agreement Ms. Plaza will serve as a consultant under terms to be negotiated.

Our agreement with Nélida Plaza provides that Ms. Plaza will serve as vice president for a term of three years for which she will receive annual compensation at the annual rate of $150,000. She is also entitled to bonus compensation as is determined by the Compensation Committee, not to exceed 50% of her salary. We also agreed to make the lease payments on the automobile she currently leases. Such payments are at the annual rate of approximately $11,592. If we terminate Ms. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. Plaza her compensation for the balance of the term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since Ms. Plaza’s employment contract provides for a discretionary bonus, unless the compensation committee shall have provided for a bonus to Ms. Plaza prior to the termination of her employment without cause, Ms. Plaza would not be entitled to any bonus payment.

The employment agreements with both Elizabeth Plaza and Nélida Plaza provide that during the term of the agreement and for two years thereafter, the executive will not, directly or indirectly engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employ.

On November 5, 2007 we entered into an employment agreement with Pedro Lasanta, our chief financial officer, pursuant to which we pay Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. The agreement has a one-year term, which we may extend subject to the approval of the president and chief executive officer and the Audit Committee. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employ.

Consulting Agreement

On January 26, 2006, we entered into a one-year consulting agreement with Dov Perlysky, pursuant to which we agreed to pay Mr. Perlysky a 5% commission on business generated by Mr. Perlysky’s efforts. This agreement terminated on January 26, 2007. No commission was paid to Mr. Perlysky pursuant to this agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 25, 2006, we acquired Pharma-PR from Elizabeth Plaza, as the sole stockholder of Pharma-PR. At the closing, we paid Ms. Plaza $10,000,000 and issued to Ms. Plaza 1,150,000 shares of common stock. In addition, pursuant to agreement Ms. Plaza was entitled to three payments, each in the amount of $2,750,000, on January 25, 2007, 2008 and 2009. As of the date of this Proxy Statement two of the installments have been made. As a condition to closing, Pharma-PR was required to have a net tangible book value of not less than $5,500,000, of which at least $2,000,000 was to be in cash, as of November 30, 2005, with the excess to be paid to Ms. Plaza. The amount due to Ms. Plaza under this provision was $88,161 and was paid on June 15, 2006. Pursuant to the merger agreement, we were required to reimburse Ms. Plaza for income tax which she paid on our income from December 1, 2005 until January 24, 2006. This amounted to $125,227 and was paid on June 15, 2006.

San Juan Holdings represented Pharma-PR and Elizabeth Plaza in connection with the reverse acquisition. For such services, we issued 600,000 shares of common stock and warrants to purchase 2,500,000 shares of common stock, with an exercise price of $0.06 per share, to San Juan Holdings. In our private placement of series A preferred stock and warrants, San Juan Holdings purchased three units. The purchase price for the three units was $750,000. The broker, which is an affiliate of San Juan Holdings, waived the commission and the non-accountable expense allowance with respect to such sales, and as a result, San Juan Holdings purchased the three units for a net payment of $652,500. The three units were comprised of 75,000 shares of series A preferred stock and warrants to purchase 510,600 shares of common stock. The shares of series A preferred stock became converted into 1,021,200 shares of common stock. We also issued 919 shares of common stock to San Juan Holdings as a result of our failure to filing the registration statement of which this prospectus is a part in a timely manner. We also paid an affiliate of San Juan Holdings a broker’s commission and non-accountable expense allowance of $195,000 for sales made to other purchasers in the private placement, and we issued to the affiliate three-year warrants to purchase an aggregate of 275,724 shares of common stock at an exercise price of $0.7344 per share.

KEMA Advisors, Inc., of which Kirk Michel, a director, is managing director, purchased one unit, consisting of 25,000 shares of series A preferred stock and warrants to purchase an aggregate of 170,200 shares of common stock for $250,000. The shares of series A preferred stock became converted into 340,400 shares of common stock. We also issued 306 shares of common stock to KEMA Advisors for our failure to file the registration statement in a timely manner.

On July 1, 2008, the Company received certification as a “minority-controlled company” as defined by the National Minority Supplier Development Council and Growth Initiative (“NMSDC”). As part of the certification process, Ms. Plaza agreed to purchase an aggregate of 466,667 warrants from six warrant holders at a purchase price of $0.77 per warrant pursuant to a Securities Purchase Agreement dated December 12, 2007, as amended, and to immediately exercise the warrants at an exercise price of $.7344 per share, with proceeds to the Company of $342,720.24 per share. Ms. Plaza purchased the warrants from the six warrant holders and exercised the warrants effective as of July 9, 2008. The effective price per share to Ms. Plaza was $1.5044 per share in this transaction.

FINANCIAL STATEMENTS

A copy of our Form 10-KSB for the year ended October 31, 2007, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-KSB for the year ended October 31, 2007 may be obtained without charge by writing to Ms. Nélida Plaza, Secretary, Pharma-Bio Serv, Inc., 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2009 Annual Meeting

Proposals of stockholders intended to be presented at the 2009 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than April 13, 2009 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than April 13, 2009. If notice of any stockholder proposal is received after April 13, 2009, then the notice will be considered untimely and we are not required to present such proposal at the 2009 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2009 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

By Order of the Board of Directors

/s/ Elizabeth Plaza

Elizabeth Plaza
President and Chief Executive Officer

August 7, 2008

Appendix A

PHARMA-BIO SERV, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) to: (1) assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Pharma-Bio Serv, Inc. (the “Company”), (b) the performance of the Company’s internal audit function, and (c) the compliance by the Company with legal and regulatory requirements; and (2) be directly responsible for the appointment, compensation and oversight of the Company’s independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work (the “Outside Auditor”).

Committee Membership

The Audit Committee shall consist of no fewer than three members, as determined annually by the Board; provided, however, that in the event the Company has less than three independent directors, as hereinafter defined, the Audit Committee shall have such number of members as equals the number of independent directors. The members of the Audit Committee shall meet the independence and expertise requirements of the principal stock exchange or market on which the Company’s securities are traded and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”); provided, however, that if the Company’s securities are not traded on an exchange or market which has a definition of independence, then independence shall be determined in accordance with the rules of the Nasdaq Stock Market. Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board.

The members of the Audit Committee shall be appointed annually by the Board. Audit Committee members may be replaced by the Board at any time. The Board shall designate the Chairman or Chairwoman (“Chairperson”) of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the fullest extent permitted by law.

The Audit Committee shall prepare any report which required by the rules of the Commission to be included in the Company’s proxy statement for its annual meeting.

The Audit Committee shall be responsible directly for the appointment (subject, if applicable, to stockholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor shall report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company’s management, internal auditors (the “Internal Auditors”), if any, and the Outside Auditor in these areas, oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls, review whether the Internal Auditors and the Outside Auditor objectively assess the Company’s financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, the Internal Auditors and the Board. It is the responsibility of:

•
management of the Company and the Outside Auditor, under the oversight of the Audit Committee and the Board, to plan and conduct financial audits and to determine that the Company’s financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company;

•	management of the Company, under the oversight of the Audit Committee and the Board, to assure compliance by the Company with applicable legal and regulatory requirements; and

•
the Internal Auditors, if any, under the oversight of the Audit Committee and the Board, to review the Company’s internal transactions and accounting which do not require involvement in the detailed presentation of the Company’s financial statements.

The Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines necessary or appropriate, but not less frequently than quarterly. The Chairperson shall preside at each meeting and, in the absence of the Chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of the meeting. The Chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. To the extent practical, any background materials, together with the agenda for the meeting, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee, subject only to any limitations imposed by applicable rules and regulations. The Audit Committee may request any officer or associate of the Company or the Company’s outside counsel or Outside Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

1. Review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the Internal Auditors and the Outside Auditor, the Company’s disclosure controls and procedures that are designed to ensure that the reports the Company files with the Commission comply with the Commission’s rules and forms.

2. Review and discuss with management, the Internal Auditors and the Outside Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3. Review and discuss with management, the Internal Auditors and the Outside Auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the Outside Auditor’s reviews of the quarterly financial statements.

4. Review and discuss quarterly reports from the Outside Auditor on:

(a) All critical accounting policies and practices to be used;

(b) All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

(c) The internal controls adhered to by the Company, management, and the Company’s financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company’s financial reporting; and

(d) Other material written communications between the Outside Auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss in advance with management the Company’s practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Review and discuss with management, the Internal Auditors and the Outside Auditor:

(a) Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

(b) The clarity of the financial disclosures made by the Company;

(c) The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company’s financial statements;

(d) Potential changes in GAAP and the effect such changes would have on the Company’s financial statements;

(e) Significant changes in accounting principles, financial reporting policies and internal controls implemented by the Company;

(f) Significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company’s financial statements;

(g) Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

(h) Management’s compliance with the Company’s processes, procedures and internal controls;

(i) The adequacy and effectiveness of the Company’s internal accounting and financial controls and the recommendations of management, the Internal Auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

(j) Any difficulties encountered by the Outside Auditor or the Internal Auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7. Discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off balance sheet structures and aggregate contractual obligations on the Company’s financial statements.

8. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9. Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit. In particular, discuss:

(a) The adoption of, or changes to, the Company’s significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, Internal Auditors or management; and

(b) The management letter provided by the Outside Auditor and the Company’s response to that letter.

10. Receive and review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q, to the extent required to be included in the certification process, about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company’s internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Oversight of the Company’s Relationship with the Outside Auditor

11. Review the experience and qualifications of the senior members of the Outside Auditor team.

12. Obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Outside Auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

13. Evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor’s independence, and taking into account the opinions of management and the Internal Auditor. The Audit Committee shall present its conclusions to the Board.

14. Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit to the extent that rotation is required under the rules of the Commission, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

15. Recommend to the Board policies for the Company’s hiring of present and former associates of the Outside Auditor who have participated in any capacity in the audit of the Company, in accordance with the rules of the Commission.

16. To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the Outside Auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

17. Discuss with management, the Internal Auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

18. Meet with management, the Internal Auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

19. Obtain from the Outside Auditor the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

20. Require the Outside Auditor to review the financial information included in the Company’s Form 10-QSB in accordance with the rules of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company’s Form 10-QSB any reports of the Outside Auditor required by such rules.

Oversight of the Company’s Internal Audit Function

21. Take such steps to reasonably ensure that the Company has an internal audit function, if necessary.

22. Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

23. Review the significant reports to management prepared by the internal auditing department and management’s responses.

24. Communicate with management and the Internal Auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company’s financial and accounting personnel, and review the impact of each on the quality and reliability of the Company’s financial statements.

25. Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

26. Discuss with the Outside Auditor the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

27. Obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

28. Obtain reports from management, the Company’s senior internal auditing executive and the Outside Auditor concerning whether the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the any applicable code of ethics.

29. Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the applicable code of ethics.

30. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

31. Discuss with management and the Outside Auditor any correspondence between the Company and regulators or governmental agencies and any associate complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

32. Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Additional Responsibilities

33. If required by the rules of the Commission or the regulations of the principal stock exchange or market on which the Company’s securities are traded, prepare annually a report for inclusion in the Company’s proxy statement relating to its annual stockholders meeting.

34. Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

35. Review the Company’s Related-Party Transaction Policy and recommend any changes to the Compensation, Nominating and Governance Committee and then to the Board for approval. Review and determine whether to approve or ratify transactions covered by such policy, as appropriate.

Appendix B

PHARMA-BIO SERV, INC.

Compensation Committee Charter

Purpose

The purposes of the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Pharma-Bio Serv, Inc. (the “Company”) are:

•	to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, including approving individual executive officer compensation;

•	to review and recommend compensation plans, policies and benefit programs for employees generally; and

•
to prepare the report on executive compensation for inclusion, if required, in filings made by the Company with the Securities and Exchange Commission, including its annual proxy statement and periodic reports.

•
if the Board designates the Committee as the committee responsibility for administering one or more stock options, long-term incentive or other plans, the Committee shall have the responsibilities accorded such committee under the applicable plan.

Composition and Term of Office

•
The Committee will consist of not fewer than three members, each of whom shall be a director who (i) satisfies the independence requirements of the principal market or exchange on which the Company’s common stock is traded, or, if the common stock is not traded on a market or exchange which requires a standard of independence, the independence standard required by the Nasdaq Stock Market, (ii) is s non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) is an “outside director” as defined by Section 162(m) of the Internal Revenue Code.

•
One member shall serve as chairman of the Committee. The members of the Committee shall serve one-year terms, and shall be appointed annually by the Board. The Chairman shall likewise be determined by the Board annually.

•
Members of the Committee may be removed or replaced by the Board. Any member who, subsequent to his or her appointment, ceases to be an independent director, a non-employee director or an outside director shall resign from the Committee, and if such member fails to resign, the Board shall replace such member.

Committee Meetings - Operating Principles

•	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, at least once each year.

•
Meetings of the Committee may be called as needed by the Chairman of the Committee. The Company’s chief executive officer or other senior executive officers may request that the Committee meet for a specific purpose.

•	The Committee may meet by telephone or videoconference and may take action by written consent.

•
The Committee may engage compensation consultants to assist in the evaluation of director, CEO or executive officer compensation, and, in connection therewith, shall have the authority to determine the terms on which such firm is engaged.

•	The Committee shall have the authority to obtain advice and assistance from any officer or employee of the Company or from any outside legal expert or other advisors.

•	The Committee may request that members of Senior Management or outside consultants and advisors of the Committee, be present to assist the Committee in performing its duties.

•
If the Committee shall consist of more than three directors, the Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate provided that the subcommittee is comprised of not less than three directors all of whom are independent directors.

Compensation/Employee Benefits Responsibilities

The Committee shall perform the following functions:

•	Provide oversight and guidance for compensation and benefit philosophy for all employees of the Company.

•
Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives and have the sole authority to determine the CEO’s compensation level based on this evaluation. This includes salary, annual incentive and long-term incentive programs, whether stock, stock options or other equity-based incentive or cash, and determinations relating to the deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986.

•	Review and approve other significant terms of employment for the CEO.

•
Review and approve the compensation, including base salary and incentive awards, including awards under any plans, and other significant terms of employment, for individuals who either report directly to the CEO or holding a position classified as vice president or higher and or any other officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, such officers, together with the CEO being referred to as “Senior Management.”

•	Review and make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

•	Review the performance of Senior Management.

•	Review and make recommendations to the Board on matters concerning the directors’ annual retainer, as well as any other compensation programs relating to the Board.

•	Prepare the report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

•
If the Committee also serves as the committee under any plans, set the criteria for awards under each plan and determine the nature of the awards and the terms of any award. With respect to awards to any employees who are not Senior Management, the Committee may consult with Senior Management in granting awards under the plan.

Other Responsibilities

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	Conduct an annual performance evaluation of the Committee.

•	Take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

0

PHARMA-BIO SERV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Elizabeth Plaza and Pedro J. Lasanta or either of them acting in the absence of the other, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of Pharma-Bio Serv, Inc. ("Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on August 18, 2008, at 1:00 p.m., local time, at the offices of the Company located at Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico 00646, and at any adjournment(s), or postponement(s) thereof.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

August 18, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000000000 1 081808

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the five nominees listed in the Proxy Statement to the Company's Board of Directors, each to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Elizabeth Plaza
- ○ Kirk Michel
- ○ Dov Perlysky
- ○ Howard Spindel
- ○ Irving Wiesen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Horwath Velez & Co. PSC as the Company's independent public accountants for the fiscal year ended October 31, 2008.	☐	☐	☐
3. To act upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement for the August 18, 2008 meeting and the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2007.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

OR

FACSIMILE - Fax completed proxy card to 1-787-278-0030.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.